UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Def A 14A Definitive Addtional Materials

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Exchange Act of 1934

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Z TRIM HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Z TRIM HOLDINGS, INC.

 Meeting Information

Meeting Type:                                Annual

For holders as of:       October 11, 2010

Date:   December 2, 2010   Time:  10:00 AM CST

Location:

Doubletree Hotel
510 E. Rt. 83
Mundelein, IL 60060

Z TRIM HOLDINGS, INC.
1011  CAMPUS DRIVE MUNDELEIN, IL  60060-3834

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

     Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1.  NOTICE AND PROXY STATEMENT     2. FORM 10-K

How to View Online:
Have the information that is printed in the box makred by the arrow (12-Digit Control Number located on the following page) and visit: www.proxyvote.com.

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requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:                             www.proxyvote.com
2) BY TELEPHONE:                         1-800-579-1639
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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

    Voting  Items

The Board of Directors recommends that you vote FOR the following:

1.      PROPOSAL I ELECTION OF DIRECTORS

Nominees:

    01)   Steven J. Cohen
02)   Morris Garfinkle
03)   Brian S. Israel
    04)   Mark Hershhorn
    05)   Edward Smith III

The Board of Directors recommends you vote FOR the following proposal:

2.      PROPOSAL II

APPROVAL OF M&K CPAS, PLLC AS PUBLIC ACCOUNTANT.

3.      OTHER BUSINESS MATTERS. In their discretion,  the  proxy holders are authorized  to vote upon  such other  matters as may properly  come  before  the  meeting  or at any adjournments thereof.